Exhibit 99.1

IFM Investors Completes Acquisition of Buckeye Partners, L.P.

Acquisition Strengthens IFM’s Midstream Energy Infrastructure Portfolio

HOUSTON – November 1, 2019 – IFM Investors Pty Ltd (“IFM”) and Buckeye Partners, L.P. (“Buckeye”) today announced the completion of the acquisition of Buckeye by entities affiliated with IFM, adding one of the largest diversified networks of integrated midstream assets to IFM’s substantial investments in energy infrastructure across North America.

Buckeye’s assets include 6,000 miles of pipeline, with over 100 delivery locations and 115 liquid petroleum products terminals with aggregate tank capacity of over 118 million barrels, and a network of marine terminals located primarily in the East and Gulf Coast regions of the United States, as well as in the Caribbean.

The acquisition is aligned with IFM’s focus on investing in high-quality, essential infrastructure assets that underpin the economies in which they operate.

“Buckeye represents a natural extension of IFM’s expertise in investing in, operating and growing essential midstream energy infrastructure in North America,” said Jamie Cemm, Executive Director for IFM. “Buckeye is a great company with a rich history, and we look forward to steering the team and company through the next phase of the US and global energy evolution.”

“The completion of this transaction marks a significant milestone in Buckeye’s 133-year history,” said Clark C. Smith, President and Chief Executive Officer of Buckeye. “This ownership structure will provide Buckeye with superior access to capital to execute on its long-term business strategy, and we look forward to working with IFM during this next chapter in Buckeye’s story.”

Transaction Details

The acquisition, which was announced in May 2019, received approval from Buckeye’s unitholders on July 31, 2019 and became effective on November 1, 2019.

Under the terms of the merger agreement, a wholly owned subsidiary of the IFM Global Infrastructure Fund (the “Fund”) advised by IFM merged with and into Buckeye (the “merger”), with Buckeye surviving the merger as a wholly owned subsidiary of the Fund. In the merger, all of the outstanding limited partnership units of Buckeye (other than certain excluded units) were converted into the right to receive $41.50 per limited partnership unit. The all-cash transaction is valued at $10.3 billion enterprise value and $6.5 billion equity value.

In connection with the closing of the transaction, effective today, trading of the Buckeye limited partnership units has been suspended on the New York Stock Exchange (“NYSE”), and Buckeye has requested that its limited partnership units be delisted from the NYSE.

About IFM Investors

IFM Investors is a global institutional funds manager with US$103 billion under its management as of 30 September 2019. Established more than 20 years ago and owned by 27 major pension funds, IFM Investors’ interests are deeply aligned with those of its investors. Investment teams in Europe, North America, Australia and Asia manage institutional strategies across infrastructure (equity and debt), debt investments, listed equities and private capital. IFM Investors is committed to the United Nations supported Principles for Responsible Investment and has been a signatory since 2008. IFM Investors has offices in nine locations; Melbourne, Sydney, New York, London, Berlin, Tokyo, Hong Kong, Seoul and Zurich. For more information visit: www.ifminvestors.com.

About Buckeye Partners, L.P.

Buckeye Partners, L.P. owns and operates a diversified global network of integrated assets providing midstream logistic solutions, primarily consisting of the transportation, storage, processing and marketing of liquid petroleum products. Buckeye is one of the largest liquid petroleum products pipeline operators in the United States in terms of volumes delivered, with approximately 6,000 miles of pipeline. Buckeye also uses its service expertise to operate and/or maintain third-party pipelines and terminals and perform certain engineering and construction services for its customers. Buckeye’s global terminal network comprises more than 115 liquid petroleum products terminals with aggregate tank capacity of over 118 million barrels across its portfolio of pipelines, inland terminals and marine terminals located primarily in the East Coast, Midwest and Gulf Coast regions of the United States as well as in the Caribbean. Buckeye’s global network of marine terminals enables it to facilitate global flows of crude oil and refined petroleum products, offering its customers connectivity between supply areas and market centers through some of the world’s most important bulk storage and blending hubs. Buckeye’s flagship marine terminal in The Bahamas, Buckeye Bahamas Hub, is one of the largest marine crude oil and refined petroleum products storage facilities in the world and provides an array of logistics and blending services for the global flow of petroleum products. Buckeye’s Gulf Coast regional hub, Buckeye Texas Partners, offers world-class marine terminalling, storage and processing capabilities. Buckeye is also a wholesale distributor of refined petroleum products in certain areas served by its pipelines and terminals. More information concerning Buckeye can be found at www.buckeye.com.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this communication includes “forward-looking statements.” All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts, are forward-looking statements. Such statements use forward-looking words such as “proposed,” “anticipate,” “project,” “potential,” “could,” “should,” “continue,” “estimate,” “expect,” “may,” “believe,” “will,” “plan,” “seek,” “outlook” and other similar expressions that are intended to identify forward-looking statements, although some forward-looking statements are expressed differently. These statements discuss future expectations and contain projections. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: (i) changes in federal, state, local and foreign laws or regulations to which Buckeye is subject, including those governing pipeline tariff rates and those that permit the treatment of Buckeye as a partnership for federal income tax purposes; (ii) terrorism and other security risks, including cyber risk, adverse weather conditions, including hurricanes, environmental releases and natural disasters;

(iii) changes in the marketplace for Buckeye’s products or services, such as increased competition, changes in product flows, better energy efficiency or general reductions in demand; (iv) adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; (v) shutdowns or interruptions at Buckeye’s pipeline, terminalling, storage and processing assets or at the source points for the products Buckeye transports, stores or sells; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of Buckeye’s assets; (vii) volatility in the price of liquid petroleum products; (viii) nonpayment or nonperformance by Buckeye’s customers; (ix) Buckeye’s ability to successfully complete its organic growth projects and to realize the anticipated financial benefits; (x) Buckeye’s ability to integrate acquired assets with its existing assets and to realize anticipated cost savings and other efficiencies and benefits; (xi) the effect of the merger on Buckeye’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (xii) risks related to diverting management’s attention from Buckeye’s ongoing business operations; (xiii) the risk that unitholder litigation in connection with the merger may result in significant costs to defend or resolve; and (xiv) the cautionary discussion of risks and uncertainties detailed in Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as filed with the SEC on February 15, 2019) and other risk factors identified herein or from time to time in Buckeye’s periodic filings with the SEC. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of Buckeye’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Consequently, all of the forward-looking statements made in this communication are qualified by these cautionary statements, and Buckeye cannot assure you that actual results or developments that it anticipates will be realized or, even if substantially realized, will have the expected consequences to or effect on Buckeye or its business or operations.

The forward-looking statements contained in this communication speak only as of the date hereof. Although the expectations in the forward-looking statements are based on Buckeye’s current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Except as required by federal and state securities laws, Buckeye undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to Buckeye or any person acting on Buckeye’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication and in Buckeye’s future periodic reports filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication may not occur.

For media queries, please contact:

IFM Investors

Kristin Cole

Prosek Partners

+1 310 652 1411

Pro-ifm@prosek.com

Buckeye Partners, L.P.

Kevin Goodwin

Vice President and Treasurer

+1 800 422 2825

irelations@buckeye.com